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                                                               INVESTOR'S LETTER

                                                                EXHIBIT K
                                                                   TO
                                                         PARTICIPATION AGREEMENT


                            FORM OF INVESTOR'S LETTER


                                INVESTOR'S LETTER

                                     [Date]


First Security Trust Company of Nevada,
 not in its individual capacity
 but solely as Trustee
530 Las Vegas Boulevard South
Las Vegas, Nevada 89101

Heller Financial Leasing, Inc.
50 Beale Street, 16th Floor
San Francisco, California 94105

Ladies and Gentlemen:

         Unless the context otherwise requires, capitalized terms used in this letter and not otherwise defined herein shall have the meanings assigned thereto in Appendix 1 to that certain Participation Agreement (the "Participation Agreement"), dated as of May 28, 1999, among the Lenders identified therein, Stratosphere Gaming Corp., as Lessee, Stratosphere Corporation, as Guarantor, First Security Trust Company of Nevada, as Trustee, and Heller Financial Leasing, Inc., as Agent.

         The undersigned has agreed to purchase the Note numbered Note No.   ,
dated May 28, 1999 and in an original principal amount of
Dollars ($          ) from                , and desires that Borrower shall
execute and deliver to the undersigned a new Note in the principal amount of
$              in the name of the undersigned.

         The undersigned hereby represents and warrants as of the date hereof to the addressees hereof as follows:

         (a) The Note is being purchased by the undersigned with its general assets, and not directly or indirectly with the assets of, or in connection with any arrangement or understanding by it in any way involving, any Plan (or its related trust), as defined in Section 3(3) of ERISA, or with the assets of any such plan. (or its related trust), as defined in Section 4975(e)(1) of the Code (other than a governmental plan, as defined in Section 3(32) of ERISA), with respect to which Lessee or such Lender or any of their Affiliates is a party in interest within the meaning of ERISA or a "disqualified person" within the meaning of the Code;



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                                                               INVESTOR'S LETTER


         (b) The Note is being acquired by the undersigned for its own account for investment and not with a view to any distribution (as such term is used in Section 2(11) of the Securities Act) thereof, and if in the future it should decide to dispose of its interest in the Note, it understands that it may do so only in compliance with the Securities Act and the rules and regulations of the SEC thereunder and any applicable state securities laws. Neither it nor anyone authorized to act on its behalf has taken or will take any action which would subject the issuance or sale of any Note, the Trust Estate (including the Equipment constituting a part thereof), the Collateral or the Lease to the registration requirements of Section 5 of the Securities Act. No representation or warranty contained in this clause (b) shall include or cover any action or inaction of Lessee or any Affiliate thereof, whether or not purportedly on behalf of any Lender, Agent, Trustee or any of their Affiliates. Subject to the foregoing, it is understood among the parties that the disposition of each Lender's property shall be at all times within its control;

         (c) Neither the undersigned nor any Person authorized to act on its behalf has directly or indirectly offered to sell any interests in the Trust Estate, the Note or any security similar thereto, to, or otherwise approved or negotiated with respect thereto with, anyone other than the Lenders, and neither it nor any Person authorized to act on its behalf will so offer or sell in violation of Section 5 of the Securities Act or any securities or blue sky law of any applicable jurisdiction;

         (d) The representations and warranties set forth in Section 4.2 of the Participation Agreement are accurate with respect to the undersigned and that, as of the date hereof, it is entitled to receive payments of the principal amount of the Loans under the Operative Documents without deduction or withholding of any United States federal income taxes.

         The undersigned acknowledges that by execution of this letter it shall be bound by all obligations (whether or not accrued) under, and shall have become a party to, all Operative Documents to which its transferor was a party.



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                                                               INVESTOR'S LETTER


         The undersigned understands that the Note has not been and will not be registered or qualified under the Securities Act or any securities or "blue sky" laws of any jurisdiction and that no Lender has an obligation to effect such registration or otherwise assist in the disposition of the Note.

Very truly yours,

                                          By: ________________________________
                                                                         Name:
                                                                        Title:





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